Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The First Marblehead Corporation (the “Company”) for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack L. Kopnisky, Chief Executive Officer, President and Chief Operating Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 8, 2006	/s/ Jack L. Kopnisky
Jack L. Kopnisky Chief Executive Officer, President and Chief Operating Officer

A signed original of this written statement required by Section 906 has been provided to The First Marblehead Corporation and will be retained by The First Marblehead Corporation and furnished to the SEC or its staff upon request.